UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013 (January 30, 2013)

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York		10018

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 287-8000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

THE WARNACO GROUP, INC. AGREES TO SETTLE STOCKHOLDER LAWSUIT

The Warnaco Group, Inc. ("Warnaco," "we," "us," or "our") has reached an agreement in principle to settle a putative class action lawsuit on behalf of Warnaco stockholders filed in the Supreme Court of the State of New York, New York County, on November 14, 2012 (the "Action").  The lawsuit, captioned Coyne v. The Warnaco Group, Inc. et al., names as defendants Warnaco, PVH Corp., a Delaware corporation ("PVH"), Wand Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PVH ("Wand"), and the directors of Warnaco.  The lawsuit alleges that the directors of Warnaco breached their fiduciary duties to Warnaco's stockholders in approving the Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 29, 2012, among  Warnaco, PVH and Wand, pursuant to which it is contemplated that Wand will be merged with and into Warnaco and Warnaco will continue as the surviving corporation and a wholly owned subsidiary of PVH (the "Merger").  Plaintiff alleges that the directors of Warnaco breached their fiduciary duties because the merger consideration is too low, the Merger Agreement contains improper deal protection terms, and the Merger is designed to benefit Warnaco's insiders.  It also alleges that PVH and Wand aided and abetted Warnaco's directors' breach of their fiduciary duties.  On December 18, 2012, plaintiff amended the complaint to include allegations that the directors of Warnaco engaged a conflicted financial advisor in connection with the Merger and failed to disclose and/or misrepresented material information about the Merger in the preliminary prospectus that PVH filed with the Securities and Exchange Commission ("SEC") on December 4, 2012.  The lawsuit seeks as relief an injunction barring completion of the Merger, damages, and attorneys' fees.

On January 30, 2013, Warnaco entered into a memorandum of understanding with the plaintiff in the Action regarding the settlement of the Action.  In connection with the settlement of the Action, Warnaco has agreed to make the following supplemental disclosures (the "Supplemental Disclosures") to the Definitive Proxy Statement on Schedule 14A Warnaco filed with the SEC on January 15, 2013 (the "Proxy Statement").  The Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.  The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant.   Warnaco, PVH, Wand and the directors of Warnaco continue to believe that the Action is without merit and vigorously deny the allegations that Warnaco's directors breached their fiduciary duties.  Likewise, neither Warnaco, PVH, Wand nor the directors of Warnaco believe that any disclosures regarding the Merger are required under applicable laws other than that which has already been provided in the Proxy Statement.  Furthermore, nothing in this Current Report on Form 8-K (this "Report") or any settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Report.  However, to avoid the risk of the putative stockholder class action delaying or adversely affecting the Merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to fully and finally resolve the claims, Warnaco has agreed to make these supplemental disclosures to the Proxy Statement.

SUPPLEMENTAL DISCLOSURES

The Merger – Background of the Merger

1.           The following supplements the discussion beginning on page 30 of the Proxy Statement regarding the June 18, 2012 meeting between Helen McCluskey of Warnaco and Emanuel Chirico of PVH and certain subsequent communications.

As disclosed on page 30 of the Proxy Statement, on June 18, 2012, during a business lunch between Helen McCluskey, President and Chief Executive Officer of Warnaco, and Emanuel Chirico, Chairman and Chief Executive Officer of PVH, Mr. Chirico expressed PVH's strong interest in acquiring Warnaco.  Later that same day, Ms. McCluskey received a letter from Mr. Chirico confirming their earlier discussion and setting forth PVH's proposal to acquire Warnaco.  In the letter, in addition to the matters disclosed on page 30 of the Proxy Statement, Mr. Chirico indicated that PVH expected continuity of leadership for the combined company and, to that end, proposed that Ms. McCluskey and another agreed upon member of Warnaco's board join PVH's board after the Merger.  Mr. Chirico also indicated that PVH would welcome the opportunity to discuss appropriate roles at the combined company for Ms. McCluskey and other members of Warnaco's management team.  On September 21, 2012, Mr. Chirico called Ms. McCluskey and, in connection with PVH's revised proposal described on page 33 of the Proxy Statement, withdrew his prior proposal for Ms. McCluskey and another mutually-agreed upon member of Warnaco's board to join the PVH board after the Merger.  Later, PVH proposed, and the parties agreed on, an arrangement whereby, as disclosed in the Proxy Statement, Ms. McCluskey will be an independent, non-management member of the PVH board after the Merger (and will be the only member of Warnaco's board to join the PVH board after the Merger).

2.           The following supplements the discussion on page 34 of the Proxy Statement regarding Warnaco's board meeting on October 29, 2012 to approve the Merger.

As disclosed on page 34 of the Proxy Statement, on October 29, 2012, the Warnaco board met with management and representatives of Skadden, Arps, Slate, Meagher & Flom LLP and J.P. Morgan Securities LLC ("J.P. Morgan") and, at the conclusion of the meeting, the Warnaco board approved Warnaco's entry into the Merger Agreement.  During the meeting, the board discussed, among other things, that certain of Warnaco's material license agreements with PVH included provisions that would provide PVH with certain rights to consent to a third party's acquisition of Warnaco.  As disclosed on page 38 of the Proxy Statement, the Warnaco board noted that such consent rights under the PVH license agreements would make it less likely that a third party would make an acquisition proposal for Warnaco.  The Warnaco board concluded that PVH's acquisition proposal represented the highest value that was reasonably available to Warnaco at the present time and that a more favorable opportunity to sell Warnaco was unlikely to arise in the future.

The Merger – Warnaco Unaudited Prospective Financial Information

3.           The following supplements the discussion beginning on page 52 of the Proxy Statement regarding Warnaco's financial projections.

As disclosed on page 53 of the Proxy Statement, Warnaco management provided to the Warnaco board of directors, PVH, and the respective financial advisors of PVH and Warnaco certain unaudited prospective financial information on a stand-alone, pre-merger basis, for fiscal years 2012 through 2017.  A summary of the Warnaco forecasts are included in the Proxy statement on page 54.  In accordance with Warnaco's customary practice, projected net revenues are shown net of an investment reserve of $100 million per year.  The projected net revenues, net of this investment reserve, were used by J.P. Morgan in performing its discounted cash flow analysis (for a discussion of J.P. Morgan's discounted cash flow analysis, see pages 43 and 44 of the Proxy Statement).

The Merger – Opinion of J.P. Morgan

4.           The following supplements the discussion beginning on page 41 of the Proxy Statement regarding J.P. Morgan's public trading analysis.

As disclosed on pages 41 and 42 of the Proxy Statement, J.P. Morgan used certain publicly available information for 14 publicly traded companies (involving businesses that may be considered similar to Warnaco's business) for calendar year 2012 ("CY12") and calendar year 2013 ("CY13") to compare selected financial and operating data of Warnaco with similar data for such companies.  However, due to the operating and financial variability across the group of 14 companies, J.P. Morgan did not use all 14 companies in its public trading analysis; instead, as noted on page 41 of the Proxy Statement, J.P. Morgan narrowed this group of 14 companies to a smaller group of four selected companies (Guess?, Inc., The Jones Group Inc., Oxford Industries Inc. and Perry Ellis International Inc.) for purposes of its public trading analysis.  Although none of these selected companies are identical or directly comparable to Warnaco, they were selected by J.P. Morgan  because of certain similarities each shared with Warnaco, including that each selected company (i) has a market capitalization comparable to Warnaco (i.e., market capitalization of less than $3 billion), (ii) has a similar operating profile to Warnaco (i.e., an expected EBITDA margin of less than 15%), (iii) has a similar customer concentration to Warnaco and/or (iv) holds licensing rights to brands owned by third parties.

J.P. Morgan calculated the multiple of (1) the closing stock price of each company's common equity divided by earnings per share ("EPS"), which is referred to as the Price/Earnings or P/E multiple, and (2) firm value ("FV") (determined as market value, plus total debt, preferred stock, and minority interest, less cash and cash equivalents), for each of the companies divided by EBITDA, which is referred to as the FV/EBITDA multiple.  J.P. Morgan also calculated the same multiples for Warnaco. The applicable low and high P/E multiples and FV/EBITDA multiples for CY12 and CY13 of the four selected companies are disclosed on page 42 of the Proxy Statement.

The low and high P/E multiples of the 14 companies for CY12 estimated EPS ranged from 10.7x to 41.7x and CY13 estimated EPS ranged from 9.6x to 17.3x.

The low and high FV/EBITDA multiples of the 14 companies for CY12 estimated EBITDA ranged from 5.0x to 11.4x and CY13 estimated EBITDA ranged from 4.6x to 10.1x.

5.           The following supplements the discussion beginning on page 42 of the Proxy Statement regarding J.P. Morgan's selected transactions analysis.

The second paragraph of the selected transactions analysis is hereby amended and restated as follows:

Although none of the selected transactions are identical or directly comparable to the Merger, J.P. Morgan identified the transactions indicated with an "*" as primary selected transactions for the purposes of the analyses as these transactions more closely resembled the Merger given a target company with a higher branded lifestyle component and similar transaction size. J.P. Morgan's analysis resulted in a range of FV/LTM EBITDA multiples of 6.7x to 15.7x for the selected transactions, a median FV/LTM EBITDA multiple of 8.5x for the selected transactions and a range of FV/LTM EBITDA multiples of 8.3x to 12.9x for the primary selected transactions.

The chart illustrating the implied per share equity value based on the primary selected transactions on page 43 of the Proxy Statement is hereby amended and restated as follows:

Primary Selected Transactions	FV/LTM EBITDA	Implied Per Share Equity Values for Warnaco
VF Corp. / Timberland	12.9x	$93.25
PVH / Tommy Hilfiger	8.3x	$60.25
TPG & LGP / J. Crew	8.6x	$62.50
Overall Median for Selected Transactions	8.5x	$61.75

6.           The first sentence of the second paragraph of the discounted cash flow analysis beginning on page 43 of the Proxy Statement is amended and restated as follows.

In performing this analysis, J.P. Morgan calculated the present value of the unlevered after-tax free cash flows that Warnaco is expected to generate during fiscal years 2013 through 2022 based upon (1) the Warnaco forecasts (see "The Merger – Warnaco Unaudited Prospective Financial Information" beginning on page 52), and (2) extended forecasts (prepared by or at the direction of Warnaco's management solely for purposes of J.P. Morgan's valuation analysis) for fiscal years 2018 through 2022, applying (A) gradually declining revenue growth rates from the 2017 revenue growth rate, (B) an EBITDA margin for each such fiscal year equal to the 2017 EBITDA margin of 15.2% and (C) a moderately increasing level of capital expenditures to support the assumed mid-to-long term growth and margin profile of the business.

The second paragraph of the discounted cash flow analysis beginning on page 43 of the Proxy Statement is supplemented by adding the following second sentence:

The unlevered after-tax free cash flows for Warnaco for the years 2013 through 2017, based upon the Warnaco forecasts and as provided by Warnaco management to J.P. Morgan, were as follows: 2013 - $163 million; 2014 - $131 million; 2015 - $158 million; 2016 - $222 million; and 2017 - $267 million.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Supplemental Disclosures and the documents to which we refer you in the Supplemental Disclosures contain certain forecasts and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, revenue enhancements, and competitive positions, growth opportunities, plans and objectives of the management of each of PVH and Warnaco, the Merger and the markets for PVH and Warnaco common stock and other matters.  Statements in the Supplemental Disclosures and the documents to which we refer you in the Supplemental Disclosures that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.  These forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income of PVH and Warnaco, wherever they occur in the Supplemental Disclosures or the documents to which we refer you in the Supplemental Disclosures, are necessarily estimates reflecting the best judgment of the respective managements of PVH and Warnaco and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the Supplemental Disclosures and the documents to which we refer you in the Supplemental Disclosures.

Words such as "estimate," "project," "plan," "intend," "expect," "anticipate," "believe," "would," "should," "may," "could" and similar expressions are intended to identify forward-looking statements.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in the section entitled "Risk Factors" beginning on page 17 of the Proxy Statement and in PVH and Warnaco's filings with the SEC, including their respective Annual Reports on Form 10-K for 2011, as updated by their subsequent Quarterly Reports on Form 10-Q, as well as the following factors:

•	the ability of the parties to timely and successfully receive the required approval for the Merger from Warnaco stockholders;

•	the possibility that the anticipated benefits from the Merger cannot be fully realized or may take longer to realize than expected;

•	the possibility that costs, difficulties or disruptions related to the integration of Warnaco's operations into PVH will be greater than expected;

•	the ability of PVH to retain and hire key personnel;

•	the loss of business partners as a result of such partners deciding not to do business with PVH after the Merger;

•	the timing, success and overall effects of competition from a wide variety of competitors;

•
that in connection with the Merger, PVH intends to borrow significant amounts, which may result in it becoming highly leveraged, and will have to use a significant portion of its cash flows to service such indebtedness, as a result of which PVH might not have sufficient funds to operate its businesses in the manner it intends or has operated in the past;

•	the outcome of pending litigation, including litigation relating to the Merger Agreement, that could delay or impede the completion of the Merger;

•	changes in the future cash requirements of PVH following the Merger, whether caused by unanticipated increases in capital expenditures, increases in pension funding requirements or otherwise;

•	changes in laws and regulations applicable to Warnaco and/or PVH; and

•	general market, labor and economic and related uncertainties.

Due to these risks and uncertainties, there can be no assurances that the results anticipated by the forward-looking statements of PVH or the forecasts or other forward-looking statements of Warnaco will occur, that their respective judgments or assumptions will prove correct or that unforeseen developments will not occur.  Accordingly, you are cautioned not to place undue reliance upon any forecasts or other forward-looking statements of PVH or Warnaco, which speak only as of the date made.  PVH and Warnaco undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, PVH has filed with the SEC a Registration Statement on Form S-4 that includes the Proxy Statement and a Prospectus of PVH, as well as other relevant documents concerning the proposed transaction.  WARNACO STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the SEC's Internet site (www.sec.gov).  You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading "Investors" or from Warnaco at www.warnaco.com under the heading "Investor Relations."

PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from Warnaco's stockholders in connection with the Merger.  Information about the directors and executive officers of PVH and their ownership of PVH common stock is set forth in the proxy statement for PVH's 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on May 10, 2012.  Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the Proxy Statement.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement/Prospectus regarding the Merger.  Free copies of this document may be obtained as described in the preceding paragraph.  This Report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: January 31, 2013	By:	/s/ Jay L. Dubiner
		Name:	Jay L. Dubiner
		Title:	Executive Vice President, General Counsel & Secretary